UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported):	Commission File Number:
November 12, 2015	0-17449

PROCYON CORPORATION

(Exact name of Registrant as specified in its charter)

Colorado	59-3280822
(State of incorporation)	(I.R.S. Employer Identification Number)

1300 S. HIGHLAND

CLEARWATER, FL 33756

(727) 447-2998

(Address of principal executive

offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements.

On November 10, 2015, Procyon Corporation’s (the “Company”) Board of Directors approved a Restated and Amended Executive Employment Agreement entered into between the Company and Regina W. Anderson, the Company’s Chief Executive Officer, James B. Anderson, the Company’s Chief Financial Officer, Justice W. Anderson, the President of Amerx Health Care. The Board also approved an Executive Employment Agreement for George O. Borak, the Vice President of Sales for Amerx Health Care Corp.

Regina W. Anderson’s Restated and Amended Executive Employment Agreement, which is effective October 1, 2015, provides for a base annual salary of $158,000 and other benefits, including certain short-term and long-term incentive bonus compensation based upon the Company achieving certain financial goals for net profit. Ms. Anderson’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

James B. Anderson’s Restated and Amended Executive Employment Agreement, which is effective October 1, 2015, provides for a base annual salary of $130,000 and other benefits, including certain short-term and long-term incentive bonus compensation based upon the Company achieving certain financial goals for net profit. Mr. Anderson’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

Justice W. Anderson’s Restated and Amended Executive Employment Agreement, which is effective October 1, 2015, provides for a base annual salary of $210,000 and other benefits, including certain short-term and long-term incentive bonus compensation based upon the Company achieving certain financial goals for net profit. Mr. Anderson’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

George O. Borak’s Executive Employment Agreement, which is effective October 1, 2015, provides for a base annual salary of $150,000 and other benefits, including certain short-term and long-term incentive bonus compensation based upon the Company achieving certain financial goals for net profit. Mr. Borak’s Agreement calls for a term of one year, but may be terminated by either party, with or without cause, upon thirty day’s written notice.

A copy of Regina W. Anderson’s, James B. Anderson’s, Justice W. Anderson’s Restated and Amended Executive Employment Agreements are attached to this report and incorporated herein as Exhibits 10.1 through 10.3 respectively. Along with George O. Borak’s Employment Agreement incorporated as Exhibit 10.4

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As set forth above, the Company entered into Restated and Amended Executive Employment Agreements with Regina W. Anderson, James B. Anderson, Justice W. Anderson. The Company also entered into an Executive Employment Agreement with George O. Borak. All agreements were approved by our Board of Directors on November 10, 2015. A copy of Regina W. Anderson’s, James B. Anderson’s, Justice W. Anderson’s Restated and Amended Executive Employment Agreements are attached to this report and incorporated herein. A copy of George O. Borak’s Employment Agreement is attached to this report and incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Restated and Amended Executive Employment Agreement of Regina W. Anderson.
10.2	Restated and Amended Executive Employment Agreement of James B. Anderson.
10.3	Restated and Amended Executive Employment Agreement of Justice W. Anderson.
10.4	Executive Employment Agreement of George O. Borak.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2015.	Procyon Corporation

By: /s/ Regina W. Anderson
Regina W. Anderson,
Chief Executive Officer

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